©2017 Regal Beloit Corporation, Proprietary and Confidential Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Business Development & Investor Relations First Quarter 2017 Earnings Conference Call May 9, 2017 Regal Beloit Corporation

2 Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”), or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on March 1, 2017 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, adjusted EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, adjusted EBITDA, free cash flow and free cash flow as a percentage of net income are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

4 Agenda and Opening Comments Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

5  Adjusted Diluted EPS* Up 12.6% from Prior Year, Slightly Ahead of Our Expectations  Organic Sales Growth* Up Slightly at 0.7% – Climate Up 3.7% – C&I Up 1.7% – PTS Down 5.0%  Adjusted Operating Margin* Up 100 bps – Volume Leverage and Positive Mix in Climate Solutions – Rightsizing of Oil & Gas Businesses – Benefits from Simplification and SG&A Cost Controls  Strong Working Capital Management – Improved Cash Cycle Days** by 7.6 – Paid Down $43.5 Million in Debt – Total Debt/Adj. EBITDA* Ratio at 2.9 Opening Comments – 1st Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Overall Strong Start to the Year ** Cash Cycle Days = A/R Days Sales Outstanding + Days Inventory Outstanding – A/P Days Payable Outstanding

6  Orders Up Low Single Digits Versus Prior Year in All Three Segments  Expecting Low Single Digits Organic Sales Growth in 2017 – Two-Way Material Price Formulas Should Continue to be a Tailwind to Sales – Middle East and Oil & Gas Comparisons Should Improve in 2H 2017 – Residential and Commercial HVAC Markets Up Mid-Single Digits  Expecting Improvement to Adjusted Operating Margin in FY 2017 – Sales Volume Growth – Continuing Simplification Benefits – Pressure from Commodity Inflation, Partially Offset by the Two-Way Material Price Formulas and Recent Price Increases  Updating Total Year 2017 Adjusted EPS* Guidance to $4.55 to $4.95 Per Share Opening Comments – Looking Forward * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2017 Adjusted EPS Guidance Midpoint is a 7% Annual Improvement

7  Sales of $813.5 Million, Down 0.6% – Organic Sales* of 0.7% – Foreign Currency Translation of (0.6%) – Business Divestiture of (0.6%)  Adjusted Operating Margin* of 9.6% Compared to 8.6% in the Prior Year – Incremental Margins from Sales Increases in Climate Solutions and Commercial & Industrial Systems – Rightsizing of Our Oil & Gas Businesses – Continuing Benefits from Simplification Initiative and SG&A Cost Savings 1st Quarter 2017 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Delivered Organic Sales Growth and Margin Expansion

8 1st Quarter 2017 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Adjusted Diluted EPS Up 12.6% ADJUSTED DILUTED EARNINGS PER SHARE* Apr 1, 2017 Apr 2, 2016 GAAP Diluted Earnings Per Share 1.02$ 0.93$ Restructuring and Related Costs 0.05 0.02 Adjusted Diluted Earnings Per Share 1.07$ 0.95$ Three Months Ended

9 Capital Expenditures  $17 Million in 1Q 2017  $75 Million Expected in FY 2017  Expect FY 2017 D&A of $145-$150 Million Restructuring  $3.2 Million in 1Q 2017  $9.0 Million Expected in FY 2017 Effective Tax Rate (ETR)  22.5% ETR in 1Q 2017  Expect FY 2017 ETR of ~23% Balance Sheet at April 1, 2017  Total Debt of $1,369.5 Million  Net Debt of $1,107.2 Million  1Q 2017 Debt Reduction of $43.5 Million  Total Debt/Adj. EBITDA* at 2.9  Expect FY 2017 Net Interest Expense of $51 Million 1st Quarter 2017 Key Financial Metrics Free Cash Flow*  $33.5 Million in 1Q 2017  72% of Net Income in 1Q 2017 ̶ Consistent with 5-Year Avg. of 1st Quarter FCF of 62% ̶ Seasonal Increase in Working Capital  Cash Repatriation of $8.5 Million in March 2017, and $40 Million in April 2017 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

10 Assumptions  Low Single Digit Growth in 2017 Organic Sales, F/X Headwind  Improvement in 2017 Adjusted Operating Margin Guidance  FY 2017 GAAP Diluted EPS Guidance of $4.40 to $4.80  FY 2017 Adjusted Diluted EPS* Guidance of $4.55 to $4.95 – Increase from Prior Guidance of $0.05 – Restructuring and Related Costs of $0.15 per Share 2017 Full Year Guidance * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2017 Adjusted Diluted EPS Guidance Midpoint is a 7% Improvement

1Q 2017 Commercial & Industrial Systems

Sales

- $381 Million, Organic Sales* Up 1.7%
- 4th Consecutive Quarter of Improvement
- Sales Performance
  - Asia Sales Up
  - Strength in Power Generation
  - CHVAC and Pool Pump Up
  - Diminishing Weakness in Oil & Gas
  - Price ~ Flat, Improved Sequentially

Adj. Operating Margin*

- 7.2% of Sales
- Up 140 bps from Prior Year
  - Benefits from Rightsizing of Oil & Gas Businesses and SG&A Savings
  - Partially Offset by Commodity Inflation


Sales
$37
8
$38
1
1Q16
1Q17


Adj. Income from Operations*
$22
$27
1Q16
1Q17

Organic	1.7%
Acq/Div	----%
F/X	(0.8%)

Organic Sales Up 1.7%, Adj Operating Margin Up 140 bps

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

REGAL

11

12 1Q 2017 Climate Solutions Sales Organic Sales Up 3.7%, Adj Operating Margin Up 220 bps * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales  $248 Million, Organic Sales* Up 3.7%  5th Consecutive Quarter of Improvement  Sales Performance – NA Resi HVAC up Mid-Single Digits – Diminishing Middle East Weakness – Soft Heating Aftermarket – Price ~ Flat, Improving Two-Way MPFs Adj. Operating Margin*  13.0% of Sales  Up 220 bps from Prior Year – Benefits from Volume and Mix – Ongoing Simplification and Cost Controls $24 0 $24 8 1Q16 1Q17 $26 $32 1Q16 1Q17 Organic 3.7% Acq/Div ----% F/X (0.4%) Adj. Income from Operations*

13 1Q 2017 Power Transmission Solutions Sales Expecting 2Q Organic Sales Growth and Margin Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales  $185 Million, Organic Sales* Down 5.0%  3rd Consecutive Quarter of Improvement  Sales Performance – Demand Patterns in Renewable Energy – Diminishing Weakness in Oil & Gas  Order Rates Improving and Positive to Prior Year Adj. Operating Margin*  9.8% of Sales  Down 170 bps from Prior Year, Primarily Impacted by the Lower Volume $20 1 $18 5 1Q16 1Q17 $23 $18 1Q16 1Q17 Organic (5.0%) Acq/Div (2.6%) F/X (0.5%) Adj. Income from Operations*

14 Simplification Update Progress on Simplification Continues to Drive Benefits  Three Manufacturing Programs Announced in 4Q 2016 On Schedule – Consolidation of Mexico HVAC Motor Operations – Consolidation of India Large Motors – Consolidation of China Small Motors  Fourth Manufacturing Program Announced in 1Q 2017, Consolidating Pennsylvania Motor Operation into Wausau, Wisconsin  Completed Another ERP Conversion in 1Q 2017  Opening New Sales and Distribution Facility in Monterrey Mexico $3 $9 1Q17 FY17E Restructuring Expenses ($ millions) Monterrey Sales & Distribution

15 Commercial Excellence Increasing Coverage, Adding Talent Significant Investment for Our Customers Sales Coverage and Talent Digital Customer Experience  Adding Sales Professionals to Improve Coverage and Distribution Focus  25% of the Positions Filled in 1Q 2017  Adding Talent to the Sales Organization  Arming Team with Common CRM Tools High-Resolution Product Images

16 $0.58 $0.62 $0.64 $0.66 $0.70 $0.74 $0.78 $0.84 $0.90 $0.94 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Dividends Per Share Paid Returning Cash to Shareholders Dividend Increase of 8% Announced May 1, 2017

17  Adjusted Diluted EPS* Up 12.6%  Organic Sales Growth Up Slightly  Orders Up Low Single Digits in All Three Segments  Adjusted Operating Margins* Up 100 bps  Reduced Debt by $43.5 Million  Began Repatriation of $150 Million of Cash  Continuing Progress on Simplification  Commercial Excellence Initiatives Underway  Raised Annual Guidance 1st Quarter Summary Comments * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 1Q Adjusted Diluted EPS* Up 12.6%

18 Questions and Answers

19 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Apr 1, 2017 Apr 2, 2016 GAAP Diluted Earnings Per Share 1.02$ 0.93$ Restructuring and Related Costs 0.05 0.02 Adjusted Diluted Earnings Per Share 1.07$ 0.95$ Three Months Ended RECONCILIATION OF 2017 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2017 Diluted EPS Annual Guidance 4.40$ 4.80$ Restructuring and Related Costs 0.15 0.15 2017 Adjusted Diluted EPS Annual Guidance 4.55$ 4.95$

20 Appendix Non-GAAP Reconciliations ADJUSTED OPERATING INCOME (Dollars in Millions) Apr 1, 2017 Apr 2, 2016 Apr 1, 2017 Apr 2, 2016 Apr 1, 2017 Apr 2, 2016 Apr 1, 2017 Apr 2, 2016 GAAP Income from Operations 25.8$ 21.7$ 31.2$ 24.6$ 17.8$ 23.0$ 74.8$ 69.3$ Gain on Disposal of Business (0.1) - - - - - (0.1) - Gain on Sale of Assets - - - - (0.1) - (0.1) - Restructuring and Related Costs 1.7 0.1 1.1 1.3 0.4 - 3.2 1.4 Adjusted Income from Operations 27.4$ 21.8$ 32.3$ 25.9$ 18.1$ 23.0$ 77.8$ 70.7$ GAAP Operating Margin % 6.8% 5.7% 12.6% 10.3% 9.6% 11.5% 9.2% 8.5 % Adjusted Operating Margin % 7.2% 5.8% 13.0% 10.8% 9.8% 11.5% 9.6% 8.6 % Total Regal Three Months Ended Commercial & Industrial Systems Climate Solutions Power Transmission Solutions

21 Appendix Non-GAAP Reconciliations FREE CASH FLOW RECONCILIATION (Dollars in Millions) Apr 1, 2017 Apr 2, 2016 Net Cash Provided by Operating Activities 50.5$ 58.6$ Additions to Property Plant and Equipment (17.0) (14.9) Free Cash Flow 33.5$ 43.7$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 72.4% 105.0 % Three Months Ended ORGANIC SALES GROWTH (Dollars in Millions) Commercial & Industrial Systems Climate Solutions Power Transmission Solutions Total Regal Net Sales 381.2$ 247.7$ 184.6$ 813.5$ et Sales from Business Divested - - 5.2 5.2 Impac fr m Foreign Currency Exchange Rates 2.9 1.0 1.1 5.0 Adjusted Net Sales 384.1$ 248.7$ 190.9$ 823.7$ Net Sales Three Months Ended Apr 2, 2016 377.6$ 239.8$ 200.8$ 818.2$ Organic Sales Growth % 1.7% 3.7% (5.0)% 0.7 % Net Sales Growth % 1.0% 3.3% (8.1)% (0.6)% Three Months Ended Apr 1, 2017

22 Appendix Non-GAAP Reconciliations (Dollars in Millions) LTM Apr 1, 2017 Net Income 208.1$ Plus: Minority Interest 6.1 Plus: Taxes 58.2 Plus: Interest Expense 58.1 Less: Interest Income (4.4) Plus: Depreciation and Amortization 149.7 Plus: Restructuring and Related Costs 8.6 Less: Gain on Asset Sales (1.8) Less: Gain on Disposal of Business (11.7) Adjusted EBITDA 470.9$ Current Maturities of Debt 100.4$ Long-Term Debt 1,269.1 Total Debt 1,369.5$ Total Debt/Adjusted EBITDA 2.9 ADJUSTED EBITDA AND TOTAL DEBT/ADJUSTED EBITDA RECONCILIATION

23 Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016 and 2017 have 52 weeks  Fiscal Year 2014 had 53 weeks